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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported) May 23, 2001 (May 22, 2001)



                             WESTERN RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             KANSAS                     1-3523                48-0290150
(State or Other Jurisdiction of       (Commission           (IRS Employer
Incorporation)                        File Number)        Identification No.)

  818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number Including Area Code (785) 575-6300
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                             WESTERN RESOURCES, INC.

Item 5. Other Events

     On May 22, 2001, the Kansas Corporation Commission issued an order prohibiting the Company and Westar Industries, Inc. from taking any action to complete the proposed rights offering by Westar Industries, Inc. The order also declared the Asset Allocation and Separation Agreement, as amended, between the Company and Westar Industries, Inc. to be of no force and legal effect. A copy of the order is attached as an exhibit.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     Exhibit 99.1 - Order of the Kansas Corporation Commission dated May 22,
                    2001
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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Western Resources, Inc.



Date May 23, 2001                  By      /s/ James A. Martin
    -----------------                ----------------------------------
                                       James A. Martin, Senior Vice
                                         President and Treasurer
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                                  EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

99.1                                       Order of the Kansas Corporation
                                             Commission dated May 22, 2001